SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 10, 2004

                         CITADEL SECURITY SOFTWARE INC.

             (Exact Name of Registrant as Specified in its Charter)

     Delaware                 000-33491                       75-2873882

     (State or Other          (Commission File Number)        (IRS Employer
     Jurisdiction of                                          Identification
     Incorporation)                                           Number)

           8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 520-9292

Item 5. Other Events and Regulation FD Disclosure

On February 10, 2004, Citadel Security Software Inc. ("Citadel" or the "Company") closed a private placement for $15 million consisting of 15,000 shares of Series A Convertible Preferred Stock (the "Series A Shares") convertible into 3 million shares of common stock, and Warrants to purchase 1.2 million shares of common stock of Citadel, in a private placement to an accredited investor under Regulation D of the Securities Act of 1933, as amended.

Copies of the Securities Purchase Agreement, Certificate of Designations, Rights and Preferences of the Series A Convertible Preferred Stock, Warrant, and Registration Rights Agreement, and Citadel's press release announcing the private placement are attached as exhibits to this Current Report and are incorporated herein by reference in their entirety.

The private placement consisted of the following securities:

1. Series A Convertible Preferred Stock
   ------------------------------------

Maturity Date/Liquidation Preference/Dividend Payment Dates/Dividend Rate
--------------------------------------------------

The Series A Shares mature on February 10, 2008. The Series A Shares have a liquidation preference in an amount equal to their stated value of $1,000 per share plus accrued and unpaid dividends. Dividends in the amount of 5% per year are payable quarterly in arrears on April 1, July 1, October 1 and January 1, beginning on April 1, 2004. At Citadel's option, the dividends are payable in shares of Citadel's common stock at a rate of 6% per year if (a) Citadel has sufficient shares of common stock to pay the dividends and meet its other obligations, (b) a Registration Statement covering the resale of the shares issuable upon conversion of the Series A Shares and exercise of the Warrants has been declared effective and is available for resale by the holders of the Series A Shares and Warrants; (c) Citadel's common stock is listed on the Nasdaq National Market, the Nasdaq SmallCap Market or the New York Stock Exchange; and
(d) a Mandatory Redemption Event (as defined in the Certificate of Designations of the Series A Shares and described below), or an event that with the passage of time or giving of notice, or both, would constitute a Mandatory Redemption Event, has not occurred and is not continuing.

Conversion
----------

The Series A Shares are convertible at the option of the holder at any time prior to maturity into shares of common stock of the Company, initially at a conversion price of $5.00 per share, subject to adjustment upon certain events, including as a result of the sale of equity securities by the Company at a price below the conversion price, on a full ratchet basis before a registration statement registering the resale of the Common Stock issuable upon conversion of the Series A Shares and exercise of the Warrants is declared effective, and on a weighted average basis after the registration statement is declared effective.

Citadel may require that a specified amount of the Series A Shares be converted if (i) the registration statement covering the underlying shares of common stock has been declared effective and is available to the holder, and shall cover the number of registrable securities required by the Registration Rights Agreement;
(ii) the common stock shall be listed on the Nasdaq National Market, the Nasdaq SmallCap Market or the New York Stock Exchange and trading in the common stock on such market or exchange shall not have been suspended; (iii) no mandatory redemption event referred to below has occurred; and (iv) the Closing Bid Price shall be equal to at least 175% of the Conversion Price then in effect (subject to adjustment for stock splits, stock dividends and similar events). The maximum aggregate amount of the Series A Shares that Citadel may require to be converted at any one time is an amount that is less than 4.99% of Citadel's outstanding common stock.

Mandatory Redemption at Holder's Option Upon Certain Events
-----------------------------------------------------------

A holder may require Citadel to repurchase such holder's Series A Shares in cash at 101% of the stated value of the Series A Shares, plus accrued but unpaid dividends, if any, if a Mandatory Redemption Event occurs, including the following: (a) the Company fails to issue shares of common stock to the Holder and deliver certificates representing such shares to the Holder as and when required upon conversion of any Series A Shares, or as and when required by the terms of a Warrant upon exercise of such Warrant, and such failure continues for ten business days; (b) the Company fails to file the registration statement covering the shares issuable upon conversion of the Series A Shares or upon exercise of the Warrants on or before 30 days after closing, or (c) certain change of control events occur.

2.    Warrants to Purchase 1.2 Million Shares of Common Stock:
      --------------------------------------------------------

Exercise
--------

The Warrant entitles the holder to purchase 1,200,000 shares of Common Stock at an initial exercise price of $5.15, subject to adjustment upon certain events, including as a result of the sale of equity securities by the Company at a price below the conversion price of the Series A Shares before a registration statement registering the resale of the Common Stock issuable upon conversion of the Series A Shares and exercise of the Warrants is declared effective.

Term
----

The Warrants are exercisable (in whole or in part) at any time on or before February 10, 2009.

Under a Registration Rights Agreement, the Company has agreed to (1) file with the Securities and Exchange Commission a shelf registration statement covering the resale of the shares of Company common stock issuable upon conversion of the Series A Shares and exercise of the Warrants within 30 days of the closing and
(2) use its reasonable best efforts to cause the shelf registration statement to become effective within 135 days of the closing. The Company will be required to make certain payments to the holders of the Series A Shares and the Warrants if these deadlines are not met or the shelf registration statement is otherwise unavailable for the resale of the securities.

The placement agents received a fee of approximately $1,125,000 plus warrants to purchase 225,000 shares of common stock at an exercise price of $5.15 per share with substantially the same rights as the warrants the holders of Series A Shares received.

Citadel intends to use the net proceeds from the sale of the Series A Shares and the Warrants for working capital and general corporate purposes.

The securities have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirement.

Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements including statements relating to the use of the net proceeds from the sale of the Series A Shares and the Warrants. Actual events or results may differ materially from the events or results described in the forward-looking statements. Although Citadel believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, you are urged to carefully review and consider the various disclosures made by the Company regarding the factors that affect the Company's business, including without limitation, the disclosures made under the caption "Certain Factors That May Affect Future Performance" contained in our Annual Report on Form 10-KSB for the year ended December 31, 2002 and the disclosures made in our quarterly reports on Form 10-QSB and other disclosures filed from time to time with the Securities and Exchange Commission. All forward-looking statements are based on information available to the Company on the date of this filing, and we assume no obligation to update this information, including as a result of any new information, future events, changed expectations or otherwise.

Item 7:   EXHIBITS.

3.1 Certificate of Designation, Rights and Preferences of Series A Convertible Preferred Stock
4.1  Form of Warrant to Purchase Common Stock
4.2 Registration Rights Agreement, dated as of February 9, 2004 by and among Citadel and the entities whose names appear on the signature pages thereof
10.1 Securities Purchase Agreement, dated as of February 9, 2004 by and among Citadel and the entities whose names appear on the signature pages thereof
99.1 Press release issued by Citadel Security Software Inc. on February 10, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citadel Security Software Inc.
(Registrant)


By:  /s/  RICHARD CONNELLY
     ---------------------
          Richard Connelly
          Chief Financial Officer



Dated as of February 10, 2004